As filed with the Securities and Exchange Commission on October 27, 1999
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           TRITON PCS HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                              4812                                  23-2974475
(State or other jurisdiction of      (Primary Standard Industrial      (I.R.S. Employer Identification Number)
incorporation or organization)       Classification Code Number)

                              375 Technology Drive
                          Malvern, Pennsylvania 19355
                                 (610) 651-5900
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                                 David D. Clark
               Chief Financial Officer and Senior Vice President
                           Triton PCS Holdings, Inc.
                              375 Technology Drive
                          Malvern, Pennsylvania 19355
                                 (610) 651-5900
 (Name, address, including zip code, and telephone number, including area code, of Registrant's agent for service)

                                   Copies to:

            Leonard J. Baxt                      William A. Robinson                        Alan Dean
           John W. McNamara                   Triton PCS Holdings, Inc.               Davis Polk & Wardwell
     Dow, Lohnes & Albertson, PLLC              375 Technology Drive                  450 Lexington Avenue
    1200 New Hampshire Avenue, N.W.         Malvern, Pennsylvania  19355              New York, N.Y. 10017
      Washington, D.C. 20036-6802                  (610) 651-5900                         (212) 450-4000
            (202) 776-2000
                                             ________________________

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering.   (333-85149)

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.

                        CALCULATION OF REGISTRATION FEE

                                                                       Proposed Maximum Aggregate  Amount of Registration Fee
         Title of Each Class of Securities to Be Registered                Offering Price (1)
-----------------------------------------------------------------------------------------------------------------------------
Class A Common Stock, par value $0.01 per share..................             $ 23,718,750                $ 6,594
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE

     This registration statement is being filed by Triton PCS Holdings, Inc. pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of the registrant's Class A common stock being offered hereby and a related consent, and accountants' consents. Pursuant to Rule 462(b), the contents of the registration statement on Form S-1 (File No. 333-85149), as amended, of the registrant, including the exhibits and the power of attorney thereto, are incorporated by reference into this registration statement. This registration statement covers the registration of an aggregate of $23,718,750 of Class A common stock of the registrant.

                                 CERTIFICATION

     The registrant hereby certifies to the Securities and Exchange Commission that (i) it has instructed its bank to pay the SEC the filing fee set forth on the cover page of this registration statement by a wire transfer of such amount to the SEC's account at Mellon Bank as soon as practicable (but no later than the close of business on October 28, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than October 28, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Triton PCS Holdings, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Malvern, Commonwealth of Pennsylvania, on October 27, 1999.

                                         TRITON PCS HOLDINGS, INC.

                                         By:        /s/ Michael Kalogris
                                            ------------------------------------
                                                      Michael Kalogris
                                                 Chief Executive Officer and
                                             Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                    Signature                           Title                         Date
                    ---------                           -----                         ----

            /s/  Michael Kalogris              Chief Executive Officer and       October 27, 1999
---------------------------------------------  Chairman of the Board of
                 Michael Kalogris              Directors (Principal
                                               Executive Officer)


                     *                         President, Chief Operating        October 27, 1999
---------------------------------------------  Officer and Director
                 Steven Skinner

                    *                          Senior Vice President, Chief      October 27, 1999
---------------------------------------------  Financial Officer and Secretary
                 David D. Clark                (Principal Financial Officer)


                    *                          Vice President and Controller     October 27, 1999
---------------------------------------------  (Principal Accounting Officer)
                 William A. Robinson

                    *                          Director                          October 27, 1999
---------------------------------------------
                 Scott Anderson

                    *                          Director                          October 27, 1999
---------------------------------------------
                 John Beletic

                    *                          Director                          October 27, 1999
---------------------------------------------
                 Arnold Chavkin

                    *                          Director                          October 27, 1999
---------------------------------------------
                 Mary Hawkins-Key

                    *                          Director                          October 27, 1999
---------------------------------------------
                 John Watkins

                               *POWER OF ATTORNEY

     Michael Kalogris, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such person and filed with the Securities and Exchange Commission.

By:            /s/ Michael Kalogris
   ----------------------------------------------------
Michael Kalogris
(Attorney-in-Fact)

                                   EXHIBIT INDEX

EXHIBIT
NUMBER                             DESCRIPTION
-----   ---------------------------------------------------------------------
 5.1    Opinion of Dow, Lohnes & Albertson, PLLC regarding the validity of the Class A common stock.
23.1    Consent of Dow, Lohnes & Albertson, PLLC (included in their opinion filed as Exhibit 5.1).
23.2    Consent of PricewaterhouseCoopers LLP.
23.3    Consent of Arthur Andersen LLP.
24.1    Power of Attorney (filed as Exhibit 24.1 to the Registration
        Statement on Form S-1 of the Registrant (File No. 333-85149) and
        incorporated herein by reference).